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                                                                  EXHIBIT 24.1

                      SOUTHERN CALIFORNIA EDISON COMPANY

                               POWER OF ATTORNEY


   The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, BRYANT C. DANNER, ALAN J. FOHRER, R. K. BUSHEY, THEODORE F. CRAVER, JR., BEVERLY P. RYDER, KENNETH S. STEWART, MARY C. SIMPSON, PAIGE W. R. WHITE, PEGGY A. LANGWORTHY, JOSEPH G. LLORENS, TIMOTHY W. ROGERS, BONITA J. SMITH and THOMAS J. DENNIS or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1996, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1997, any Current Reports on Form 8-K from time to time during 1997 and through March 19, 1998, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, for the purpose of complying with Sections 13 or 15(d) of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

   Executed at Rosemead, California, as of this 20th day of March, 1997.


                                    SOUTHERN CALIFORNIA EDISON COMPANY


                                    By:   John E. Bryson
                                          ---------------------------
                                          John E. Bryson
                                          Chairman of the Board
                                          and Chief Executive Officer


(Seal)

Attest:

Beverly P. Ryder
------------------------
Beverly P. Ryder
Secretary
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                    1997 Southern California Edison Company
                             10-K Power of Attorney


Principal Executive Officer:

John E. Bryson
---------------------------------         Chairman of the Board, Chief
John E. Bryson                            Executive Officer and Director

Principal Financial Officer:

Alan J. Fohrer
--------------------------------
Alan J. Fohrer                            Executive Vice President,
                                          and Chief Financial Officer

Controller and Principal Accounting Officer:

R. K. Bushey
--------------------------------          Vice President and Controller
R. K. Bushey

Directors:

Howard P. Allen                                  Ronald L. Olson
-------------------- Director             ------------------------- Director
Howard P. Allen                                  Ronald L. Olson

Winston H. Chen                                  J. J. Pinola
-------------------- Director             ------------------------- Director
Winston H. Chen                                  J. J. Pinola

Stephen E. Frank     President and               James M. Rosser
-------------------- Director             ------------------------- Director
Stephen E. Frank                                 James M. Rosser

Camilla C. Frost                                 E. L. Shannon, Jr.
-------------------- Director             ------------------------- Director
Camilla C. Frost                                 E. L. Shannon, Jr.

Joan C. Hanley                                   Robert H. Smith
-------------------- Director             ------------------------- Director
Joan C. Hanley                                   Robert H. Smith

Carl F. Huntinger                                Thomas C. Sutton
-------------------- Director             ------------------------- Director
Carl F. Huntsinger                               Thomas C. Sutton

Charles D. Miller                                Daniel M. Tellep
-------------------- Director             ------------------------- Director
Charles D. Miller                                Daniel M. Tellep

Luis G. Nogales                                  James D. Watkins
-------------------- Director             ------------------------- Director
Luis G. Nogales                                  James D. Watkins

Edward Zapanta
-------------------- Director
Edward Zapanta